                                                                    EXHIBIT 99.7

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-BC1

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                FEBRUARY 3, 2005

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                         AGGREGATE ORIGINAL  % OF AGGREGATE
                                             PRINCIPAL      PRINCIPAL BALANCE   AVG CURRENT
     RANGE ($)           NUMBER OF LOANS      BALANCE       AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN WA COMBLTV GWAC WA FICO
-----------------------  --------------- ------------------ ------------------  ------------- ------------ ---------- ------------
25,000.01- 50,000.00            106      $  4,751,556.00           0.71         $   44,737.21     8.782       78.86       594
50,000.01- 75,000.00            373      $ 23,843,479.20           3.56         $   63,793.73     8.047       81.77       613
75,000.01-100,000.00            559      $ 49,567,064.25           7.40         $   88,483.24     7.559       82.10       613
100,000.01-125,000.00           580      $ 64,718,215.00           9.67         $  111,363.70     7.355       82.56       621
125,000.01-150,000.00           485      $ 66,510,474.00           9.93         $  136,869.22     7.193       82.13       623
150,000.01-175,000.00           325      $ 52,604,574.50           7.86         $  161,574.20     7.091       82.12       622
175,000.01-200,000.00           334      $ 62,633,173.00           9.35         $  187,163.37     6.937       81.12       623
200,000.01-225,000.00           244      $ 52,024,760.00           7.77         $  212,859.56     6.923       81.41       624
225,000.01-250,000.00           203      $ 48,337,426.00           7.22         $  237,754.75     6.749       82.25       626
250,000.01-275,000.00           137      $ 35,948,966.00           5.37         $  261,993.63     6.795       82.11       629
275,000.01-300,000.00           134      $ 38,521,022.00           5.75         $  287,067.01     6.814       81.42       626
300,000.01-333,700.00           144      $ 45,816,569.00           6.84         $  317,757.13     6.736       81.94       630
333,700.01-350,000.00            56      $ 19,158,700.00           2.86         $  341,648.95     6.722       79.49       623
350,000.01-600,000.00           252      $104,468,648.00          15.60         $  414,094.19     6.606       83.05       634
600,000.01-1,000,000.00           1      $    700,000.00           0.10         $  699,991.00     7.100       51.85       610
                              -----      ---------------         ------         -------------     -----       -----       ---
TOTAL:                        3,933      $669,604,626.95         100.00         $  169,971.82     7.013       81.97       624
                              =====      ===============         ======         =============     =====       =====       ===

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                         AGGREGATE PRINCIPAL  % OF AGGREGATE
                                            BALANCE AS OF    PRINCIPAL BALANCE    AVG CURRENT
      RANGE ($)          NUMBER OF LOANS    CUT-OFF DATE     AS OF CUT-OFF DATE     BALANCE     WA GROSS CPN WA COMBLTV GWAC WA FICO
-----------------------  --------------- ------------------- ------------------ --------------- ------------ ---------- ------------
25,000.01- 50,000.00          107        $     4,791,888.79         0.72        $     44,784.01     8.800      78.92        594
50,000.01- 75,000.00          372        $    23,745,318.12         3.55        $     63,831.50     8.041      81.77        613
75,000.01-100,000.00          561        $    49,661,521.88         7.43        $     88,523.21     7.562      82.03        613
100,000.01-125,000.00         578        $    64,391,558.58         9.63        $    111,404.08     7.352      82.62        621
125,000.01-150,000.00         486        $    66,531,319.99         9.95        $    136,895.72     7.189      82.12        624
150,000.01-175,000.00         327        $    52,885,796.84         7.91        $    161,730.27     7.088      82.14        622
175,000.01-200,000.00         332        $    62,188,537.95         9.30        $    187,314.87     6.943      81.06        623
200,000.01-225,000.00         243        $    51,737,829.07         7.74        $    212,912.88     6.921      81.46        624
225,000.01-250,000.00         203        $    48,264,213.44         7.22        $    237,754.75     6.749      82.25        626
250,000.01-275,000.00         140        $    36,717,624.96         5.49        $    262,268.75     6.789      82.17        629
275,000.01-300,000.00         131        $    37,642,482.16         5.63        $    287,347.19     6.820      81.34        626
300,000.01-333,700.00         145        $    46,089,482.01         6.89        $    317,858.50     6.727      81.84        630
333,700.01-350,000.00          57        $    19,499,538.67         2.92        $    342,097.17     6.773      79.92        624
350,000.01-600,000.00         250        $   103,652,083.15        15.51        $    414,608.33     6.600      83.03        633
600,000.01-1,000,000.00         1        $       699,991.00         0.10        $    699,991.00     7.100      51.85        610
                            -----        ------------------       ------        ---------------     -----      -----        ---
TOTAL:                      3,933        $   668,499,186.61       100.00        $    169,971.82     7.013      81.97        624

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                      AGGREGATE PRINCIPAL   % OF AGGREGATE
                                         BALANCE AS OF      PRINCIPAL BALANCE    AVG CURRENT
MORTGAGE RATES (%)    NUMBER OF LOANS     CUT-OFF DATE     AS OF CUT-OFF DATE      BALANCE     WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------    --------------- ------------------   ------------------    -----------   ------------  ---------- ------------
LESS THAN 5.000               3       $      367,154.63          0.05            $ 122,384.88      4.750       75.90        673
5.000 - 5.499                61       $   13,591,301.03          2.03            $ 222,808.21      5.317       77.05        646
5.500 - 5.999               387       $   83,220,661.80         12.45            $ 215,040.47      5.815       78.65        653
6.000 - 6.499               655       $  128,183,821.17         19.17            $ 195,700.49      6.262       80.43        641
6.500 - 6.999               954       $  178,802,793.56         26.75            $ 187,424.31      6.747       81.66        629
7.000 - 7.499               483       $   85,418,415.00         12.78            $ 176,849.72      7.238       82.22        613
7.500 - 7.999               472       $   70,856,909.51         10.60            $ 150,120.57      7.716       84.97        610
8.000 - 8.499               282       $   38,025,219.78          5.69            $ 134,841.20      8.224       84.96        602
8.500 - 8.999               275       $   33,846,959.22          5.06            $ 123,079.85      8.729       86.17        589
9.000 - 9.499               120       $   13,450,699.80          2.01            $ 112,089.17      9.203       85.92        590
9.500 - 9.999               167       $   17,057,577.90          2.55            $ 102,141.19      9.726       84.65        574
10.000 - 10.499              59       $    4,884,049.29          0.73            $  82,780.50     10.170       83.56        575
10.500 - 10.999              14       $      748,073.15          0.11            $  53,433.80     10.634       86.24        585
11.000 - 11.499               1       $       45,550.77          0.01            $  45,550.77     11.000       95.00        573
                          -----       -----------------        ------            ------------     ------       -----        ---
TOTAL:                    3,933       $  668,499,186.61        100.00            $ 169,971.82      7.013       81.97        624


ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                       AGGREGATE PRINCIPAL    % OF AGGREGATE
                                          BALANCE AS OF     PRINCIPAL BALANCE   AVG CURRENT
ORIGINAL TERM (MOS)   NUMBER OF LOANS      CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
-------------------   ---------------  -------------------  -------------------  -----------  ------------  ----------  ------------
241 - 360                  3,933         $  668,499,186.61         100.00        $169,971.82      7.013        81.97         624
                           -----         -----------------         ------        -----------      -----        -----         ---
     TOTAL:                3,933         $  668,499,186.61         100.00        $169,971.82      7.013        81.97         624

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                      AGGREGATE PRINCIPAL   % OF AGGREGATE
                                         BALANCE AS OF    PRINCIPAL BALANCE   AVG CURRENT
REMAINING TERM (MOS)  NUMBER OF LOANS    CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   GWAC WA FICO
--------------------  --------------- ------------------  ------------------  -----------  ------------  ----------   ------------
    301 - 360             3,933         $ 668,499,186.61        100.00        $169,971.82     7.013         81.97         624
                          -----         ----------------        ------        -----------     -----         -----         ---
      TOTAL:              3,933         $ 668,499,186.61        100.00        $169,971.82     7.013         81.97         624


                                     AGGREGATE PRINCIPAL    % OF AGGREGATE
                                        BALANCE AS OF     PRINCIPAL BALANCE   AVG CURRENT
MORTGAGE INSURANCE  NUMBER OF LOANS     CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
------------------  ---------------  -------------------  ------------------  -----------  ------------  ----------  ------------
YES
NO                      3,933         $ 668,499,186.61          10000%        $169,971.82      7.013        81.97         624
                        -----         ----------------         ------         -----------      -----        -----         ---
TOTAL:                  3,933         $ 668,499,186.61         100.00         $169,971.82      7.013        81.97         624

                           AGGREGATE PRINCIPAL    % OF AGGREGATE
                              BALANCE AS OF     PRINCIPAL BALANCE   AVG CURRENT
 LIEN     NUMBER OF LOANS     CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
------    ---------------  -------------------  ------------------  -----------  ------------  ----------  ------------
1              3,933        $ 668,499,186.61          10000%        $169,971.82      7.013        81.97        624
2
               -----        ----------------         ------         -----------      -----        -----        ---
TOTAL:         3,933        $ 668,499,186.61         100.00         $169,971.82      7.013        81.97        624

                                  AGGREGATE PRINCIPAL    % OF AGGREGATE
                                     BALANCE AS OF     PRINCIPAL BALANCE    AVG CURRENT
SEASONING(MOS)   NUMBER OF LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE     BALANCE   WA GROSS CPN  WA COMBLTV   GWAC WA FICO
--------------   ---------------  -------------------  ------------------   ----------- ------------  ----------   ------------
3                        264      $    59,221,007.63            886%      $  224,322.00      6.752       79.46          621
4                      1,408      $   220,820,517.73           3303%      $  156,832.75      7.018       82.12          624
5                      1,453      $   239,979,431.56           3590%      $  165,161.34      7.094       82.57          624
6                        693      $   131,285,934.96           1964%      $  189,445.79      6.931       81.32          629
7                         87      $    13,670,447.05            204%      $  157,131.58      7.251       84.62          621
8                         20      $     2,612,023.79             39%      $  130,601.19      7.914       90.41          620
9                          4      $       369,029.79              6%      $   92,257.45      7.488       79.67          590
10                         4      $       540,794.10              8%      $  135,198.53      6.471       86.74          693
                       -----      ------------------         ------       -------------      -----       -----          ---
TOTAL:                 3,933      $   668,499,186.61         100.00       $  169,971.82      7.013       81.97          624

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                  AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
COMBINED LTVs    NUMBER OF LOANS               CUT-OFF DATE                 AS OF CUT-OFF DATE            BALANCE       WA GROSS CPN
-------------    ---------------  ---------------------------------  --------------------------------  --------------   ------------
0.01 - 25.00           1             $         86,546.44                          0.01                  $   86,546.44      8.400
25.01 - 30.00          3             $        296,578.33                          0.04                  $   98,859.44      6.562
30.01 - 35.00          6             $      1,022,398.28                          0.15                  $  170,399.71      6.073
35.01 - 40.00         10             $      1,982,507.25                          0.30                  $  198,250.73      6.858
40.01 - 45.00          7             $        972,407.58                          0.15                  $  138,915.37      6.749
45.01 - 50.00         21             $      3,029,870.55                          0.45                  $  144,279.55      6.494
50.01 - 55.00         30             $      5,598,751.27                          0.84                  $  186,625.04      6.793
55.01 - 60.00         42             $      6,725,155.92                          1.01                  $  160,122.76      6.840
60.01 - 65.00         58             $     11,419,521.03                          1.71                  $  196,888.29      6.445
65.01 - 70.00        101             $     18,411,867.20                          2.75                  $  182,295.71      6.947
70.01 - 75.00        213             $     36,863,235.01                          5.51                  $  173,066.83      6.896
75.01 - 80.00      1,906             $    308,232,521.21                         46.11                  $  161,716.96      6.768
80.01 - 85.00        419             $     78,118,492.97                         11.69                  $  186,440.32      7.126
85.01 - 90.00        747             $    138,138,278.20                         20.66                  $  184,924.07      7.355
90.01 - 95.00        254             $     42,369,928.71                          6.34                  $  166,810.74      7.588
95.01 - 100.00       115             $     15,231,126.66                          2.28                  $  132,444.58      7.819
                   -----             -------------------                        ------                  -------------      -----
TOTAL:             3,933             $    668,499,186.61                        100.00                  $  169,971.82      7.013

COMBINED LTVs     WA COMBLTV    GWAC WA FICO
-------------     ----------    ------------
0.01 - 25.00         24.26          540
25.01 - 30.00        26.48          575
30.01 - 35.00        32.46          633
35.01 - 40.00        37.83          591
40.01 - 45.00        43.52          560
45.01 - 50.00        48.58          584
50.01 - 55.00        52.68          595
55.01 - 60.00        57.93          593
60.01 - 65.00        63.40          588
65.01 - 70.00        68.64          588
70.01 - 75.00        73.80          593
75.01 - 80.00        79.82          639
80.01 - 85.00        84.35          601
85.01 - 90.00        89.56          618
90.01 - 95.00        94.71          634
95.01 - 100.00       99.80          657
                     -----          ---
TOTAL:               81.97          624

OWNER OCCUPANCY OF MORTGAGE LOANS

                                  AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
OWNER OCCUPANCY  NUMBER OF LOANS               CUT-OFF DATE                 AS OF CUT-OFF DATE            BALANCE       WA GROSS CPN
---------------  ---------------  ---------------------------------  --------------------------------  --------------   ------------
OWNER                3,720               $  639,917,189.85                       95.72                  $  172,020.75       6.995
INVESTMENT             182               $   23,854,651.54                        3.57                  $  131,069.51       7.389
SECOND HOME             31               $    4,727,345.22                        0.71                  $  152,495.01       7.554
                     -----               -----------------                      ------                  -------------       -----
TOTAL:               3,933               $  668,499,186.61                      100.00                  $  169,971.82       7.013

OWNER OCCUPANCY     WA COMBLTV      GWAC WA FICO
---------------     ----------      ------------
OWNER                 81.95              623
INVESTMENT            82.33              657
SECOND HOME           83.04              658
                      -----              ---
TOTAL:                81.97              624

PROPERTY TYPE OF MORTGAGE LOANS

                                                AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
PROPERTY TYPES                NUMBER OF LOANS              CUT-OFF DATE                   AS OF CUT-OFF DATE            BALANCE
---------------------------   ---------------   ---------------------------------  --------------------------------  ------------
SINGLE FAMILY                      3,048             $   508,294,372.82                         76.04                $ 166,763.25
PLANNED UNIT DEVELOPMENT             514             $    95,114,648.70                         14.23                $ 185,047.95
CONDO - LOW RISE <5 FLOORS           210             $    34,588,100.72                          5.17                $ 164,705.24
TWO- TO FOUR-FAMILY                  127             $    26,231,855.68                          3.92                $ 206,550.04
TOWNHOUSE                             22             $     3,046,815.48                          0.46                $ 138,491.61
ROWHOUSE                               8             $       754,366.85                          0.11                $  94,295.86
MANUFACTURED HOUSING                   3             $       349,652.40                          0.05                $ 116,550.80
CONDO - HIGH RISE >8 FLOORS            1             $       119,373.96                          0.02                $ 119,373.96
                                   -----             ------------------                        ------                ------------
TOTAL:                             3,933             $   668,499,186.61                        100.00                $ 169,971.82

PROPERTY TYPES                   WA GROSS CPN   WA COMBLTV   GWAC WA FICO
---------------------------      ------------   ----------   ------------
SINGLE FAMILY                       7.040          81.95         622
PLANNED UNIT DEVELOPMENT            6.981          82.59         627
CONDO - LOW RISE <5 FLOORS          6.723          81.53         647
TWO- TO FOUR-FAMILY                 6.974          81.05         640
TOWNHOUSE                           7.096          83.58         636
ROWHOUSE                            6.962          71.11         594
MANUFACTURED HOUSING                6.484          70.98         626
CONDO - HIGH RISE >8 FLOORS         8.750          90.00         608
                                    -----          -----         ---
TOTAL:                              7.013          81.97         624

LOAN PURPOSE OF MORTGAGE LOANS

                                      AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
LOAN PURPOSE        NUMBER OF LOANS              CUT-OFF DATE                   AS OF CUT-OFF DATE           BALANCE
------------        ---------------   ---------------------------------  --------------------------------  ------------
CASH OUT                 1,705             $     324,144,977.21                   48.49                    $  190,114.36
PURCHASE                 2,038             $     316,139,763.74                   47.29                    $  155,122.55
RATE/TERM REFI             190             $      28,214,445.66                    4.22                    $  148,497.08
                         -----             --------------------                  ------                    -------------
TOTAL:                   3,933             $     668,499,186.61                  100.00                    $  169,971.82

LOAN PURPOSE       WA GROSS CPN   WA COMBLTV   GWAC WA FICO
------------       ------------   ----------   ------------
CASH OUT              6.965          80.90         608
PURCHASE              7.059          82.85         641
RATE/TERM REFI        7.042          84.43         621
                      -----          -----         ---
TOTAL:                7.013          81.97         624

DOCUMENT TYPE OF MORTGAGE LOANS

                                      AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
DOCUMENT TYPE       NUMBER OF LOANS              CUT-OFF DATE                   AS OF CUT-OFF DATE           BALANCE
-------------       ---------------   ---------------------------------  --------------------------------  ------------
FULL                    2,306               $    351,895,205.61                       52.64                $ 152,599.83
STATED INCOME           1,580               $    304,455,415.52                       45.54                $ 192,693.30
LITE                       47               $     12,148,565.48                        1.82                $ 258,480.12
                        -----               -------------------                      ------                ------------
TOTAL:                  3,933               $    668,499,186.61                      100.00                $ 169,971.82

DOCUMENT TYPE    WA GROSS CPN   WA COMBLTV   GWAC WA FICO
-------------    ------------   ----------   ------------
FULL                 7.022         82.82         608
STATED INCOME        7.014         80.91         643
LITE                 6.689         84.25         627
                     -----         -----         ---
TOTAL:               7.013         81.97         624

PRODUCT TYPE OF MORTGAGE LOANS

                                                  AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
PRODUCT TYPE                    NUMBER OF LOANS              CUT-OFF DATE                   AS OF CUT-OFF DATE           BALANCE
------------------------        ---------------   ---------------------------------  --------------------------------  ------------
2/28 LIBOR                           2,636              $     393,269,081.19                    58.83                  $ 149,191.61
2/28 LIBOR - 60 MONTH IO               488              $     130,453,802.99                    19.51                  $ 267,323.37
3/27 LIBOR                             305              $      52,253,732.49                     7.82                  $ 171,323.71
2/28 LIBOR - 24 MONTH IO               277              $      45,925,706.59                     6.87                  $ 165,796.77
3/27 LIBOR - 60 MONTH IO                87              $      23,196,301.94                     3.47                  $ 266,624.16
6 MONTH LIBOR                           58              $       7,665,427.68                     1.15                  $ 132,162.55
5/25 LIBOR - 60 MONTH IO                22              $       4,533,420.67                     0.68                  $ 206,064.58
5/25 LIBOR                              21              $       3,816,723.11                     0.57                  $ 181,748.72
2/28 LIBOR - 12 MONTH IO                16              $       3,226,128.22                     0.48                  $ 201,633.01
3/27 LIBOR - 36 MONTH IO                16              $       3,112,661.08                     0.47                  $ 194,541.32
5/25 LIBOR - 24 MONTH IO                 2              $         349,996.67                     0.05                  $ 174,998.34
3/27 LIBOR - 24 MONTH IO                 3              $         341,011.98                     0.05                  $ 113,670.66
2/28 LIBOR - 36 MONTH IO                 1              $         239,200.00                     0.04                  $ 239,200.00
5/25 LIBOR - 48 MONTH IO                 1              $         115,992.00                     0.02                  $ 115,992.00
                                     -----              --------------------                   ------                  ------------
TOTAL:                               3,933              $     668,499,186.61                   100.00                  $ 169,971.82

PRODUCT TYPE                 WA GROSS CPN   WA COMBLTV   GWAC WA FICO
------------------------     ------------   ----------   ------------
2/28 LIBOR                       7.267         82.45          617
2/28 LIBOR - 60 MONTH IO         6.546         81.19          642
3/27 LIBOR                       7.014         81.97          616
2/28 LIBOR - 24 MONTH IO         6.697         81.13          636
3/27 LIBOR - 60 MONTH IO         6.341         81.86          645
6 MONTH LIBOR                    6.630         82.80          611
5/25 LIBOR - 60 MONTH IO         6.694         79.86          653
5/25 LIBOR                       6.620         74.20          628
2/28 LIBOR - 12 MONTH IO         6.556         79.55          652
3/27 LIBOR - 36 MONTH IO         6.695         82.15          638
5/25 LIBOR - 24 MONTH IO         6.850         80.00          607
3/27 LIBOR - 24 MONTH IO         6.953         76.03          604
2/28 LIBOR - 36 MONTH IO         5.250         80.00          620
5/25 LIBOR - 48 MONTH IO         5.250         80.00          713
                                 -----         -----          ---
TOTAL:                           7.013         81.97          624

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                      AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
STATE               NUMBER OF LOANS              CUT-OFF DATE                   AS OF CUT-OFF DATE           BALANCE
----------          ---------------   ---------------------------------  --------------------------------  ------------
CALIFORNIA                744               $     208,968,302.73                      31.26                $ 280,871.37
ILLINOIS                  335               $      54,494,463.99                       8.15                $ 162,670.04
TEXAS                     353               $      40,405,779.54                       6.04                $ 114,463.96
OTHER                   2,501               $     364,630,640.35                      54.54                $ 145,793.94
                        -----               --------------------                     ------                ------------
TOTAL:                  3,933               $     668,499,186.61                     100.00                $ 169,971.82

STATE             WA GROSS CPN   WA COMBLTV   GWAC WA FICO
----------        ------------   ----------   ------------
CALIFORNIA           6.561          79.59          629
ILLINOIS             6.958          82.50          634
TEXAS                7.787          83.79          617
OTHER                7.194          83.06          621
                     -----          -----          ---
TOTAL:               7.013          81.97          624

PREPAY PENALTY FOR MORTGAGE LOANS

                                           AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
PREPAY PENALTY           NUMBER OF LOANS              CUT-OFF DATE                   AS OF CUT-OFF DATE           BALANCE
------------------       ---------------   ---------------------------------  --------------------------------  ------------
HAS PREPAY PENALTY            3,476           $      596,677,678.98                       89.26                 $ 171,656.41
NONE                            457           $       71,821,507.63                       10.74                 $ 157,158.66
                              -----           ---------------------                      ------                 ------------
TOTAL:                        3,933           $      668,499,186.61                      100.00                 $ 169,971.82

PREPAY PENALTY          WA GROSS CPN   WA COMBLTV   GWAC WA FICO
------------------      ------------   ----------   ------------
HAS PREPAY PENALTY        6.964          81.90          625
NONE                      7.414          82.59          623
                          -----          -----          ---
TOTAL:                    7.013          81.97          624

PREPAY TERM FOR MORTGAGE LOANS

                                         AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
PREPAY TERM            NUMBER OF LOANS              CUT-OFF DATE                   AS OF CUT-OFF DATE           BALANCE
-----------------      ---------------   ---------------------------------  --------------------------------  ------------
6 MONTHS                       2                $     190,752.59                      0.03                    $  95,376.30
7 MONTHS                       1                $     187,340.69                      0.03                    $ 187,340.69
12 MONTHS                    292                $  49,086,159.97                      7.34                    $ 168,103.29
13 MONTHS                      3                $     884,607.04                      0.13                    $ 294,869.01
24 MONTHS                  2,555                $ 439,573,210.83                     65.76                    $ 172,044.31
36 MONTHS                    581                $  99,540,680.73                     14.89                    $ 171,326.47
48 MONTHS                      1                $     199,116.69                      0.03                    $ 199,116.69
60 MONTHS                     41                $   7,015,810.44                      1.05                    $ 171,117.33
NO PREPAY PENALTY            457                $  71,821,507.63                     10.74                    $ 157,158.66
                           -----                ----------------                    ------                    ------------
TOTAL:                     3,933                $ 668,499,186.61                    100.00                    $ 169,971.82

PREPAY TERM            WA GROSS CPN   WA COMBLTV   GWAC WA FICO
-----------------      ------------   ----------   ------------
6 MONTHS                   6.443         80.00         605
7 MONTHS                   6.700         80.00         564
12 MONTHS                  7.348         81.44         621
13 MONTHS                  6.054         80.42         665
24 MONTHS                  6.971         81.82         625
36 MONTHS                  6.794         82.42         626
48 MONTHS                  5.490         92.59         660
60 MONTHS                  6.478         82.49         618
NO PREPAY PENALTY          7.414         82.59         623
                           -----         -----         ---
TOTAL:                     7.013         81.97         624

FICO SCORES OF MORTGAGE LOANS

                                      AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
FICO SCORES         NUMBER OF LOANS              CUT-OFF DATE                   AS OF CUT-OFF DATE           BALANCE
-----------         ---------------   ---------------------------------  --------------------------------  ------------
500 TO 519                  43               $     6,672,314.12                         1.00               $ 155,170.10
520 TO 539                 129               $    18,832,171.74                         2.82               $ 145,985.83
540 TO 559                 278               $    44,677,288.85                         6.68               $ 160,709.67
560 TO 579                 433               $    63,070,164.93                         9.43               $ 145,658.58
580 TO 599                 497               $    80,264,610.40                        12.01               $ 161,498.21
600 TO 619                 622               $   107,058,327.82                        16.01               $ 172,119.50
620 TO 639                 601               $   106,050,257.45                        15.86               $ 176,456.34
640 TO 659                 470               $    80,516,354.55                        12.04               $ 171,311.39
660 TO 679                 356               $    66,945,574.71                        10.01               $ 188,049.37
680 TO 699                 208               $    40,575,694.78                         6.07               $ 195,075.46
700 TO 719                 104               $    20,188,917.80                         3.02               $ 194,124.21
720 TO 739                  88               $    15,625,068.27                         2.34               $ 177,557.59
740 TO 759                  56               $     9,822,703.55                         1.47               $ 175,405.42
760 TO 779                  37               $     5,807,904.24                         0.87               $ 156,970.38
780 TO 799                   8               $     1,911,011.13                         0.29               $ 238,876.39
800 TO 819                   3               $       480,822.27                         0.07               $ 160,274.09
                         -----               ------------------                       ------               ------------
TOTAL:                   3,933               $   668,499,186.61                       100.00               $ 169,971.82

FICO SCORES       WA GROSS CPN   WA COMBLTV   GWAC WA FICO
-----------       ------------   ----------   ------------
500 TO 519            7.892         72.02          510
520 TO 539            7.622         74.61          531
540 TO 559            7.681         80.26          549
560 TO 579            7.872         80.65          569
580 TO 599            7.269         82.22          590
600 TO 619            6.928         82.77          609
620 TO 639            6.895         82.83          629
640 TO 659            6.711         81.81          649
660 TO 679            6.553         82.92          668
680 TO 699            6.593         83.52          689
700 TO 719            6.484         82.54          709
720 TO 739            6.508         83.55          729
740 TO 759            6.385         82.39          750
760 TO 779            6.700         83.83          769
780 TO 799            6.192         83.71          788
800 TO 819            6.624         83.91          802
                      -----         -----          ---
TOTAL:                7.013         81.97          624